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                                                                   EXHIBIT 11

Opinion and Consent of Counsel regarding legality of securities being registered





                            FORM OF CORPORATE OPINION




                                                      October __, 2002




EIS Fund, Inc.
c/o Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, New York 10179

The Cornerstone Strategic Return Fund, Inc.
c/o Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

           We have acted as counsel to EIS Fund, Inc. (the "Acquiring Fund"), a New York corporation, and The Cornerstone Strategic Return Fund, Inc. (the "Target Fund") in connection with the Merger Agreement and Plan of Reorganization (the "Agreement") dated as of October __, 2002, between Acquiring Fund and the Target Fund. The Agreement describes a proposed transaction (the "Transaction") to occur on or about October __, 2002 (the "Exchange Date"), pursuant to which the Acquiring Fund will acquire substantially all of the assets of the Target Fund in exchange for shares of Common Stock in the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund following which the Acquiring Fund Shares received by the Target Fund will be distributed by the Target Fund to its shareholders in liquidation and termination of the Target Fund. This opinion is furnished to you pursuant to the terms of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

           In such capacity, we have examined either originals, copies or facsimile copies, certified, conformed or otherwise authenticated to our satisfaction, of such corporate records, agreements and instruments of the Acquiring Fund and Target Fund, certificates of officers of the Acquiring Fund













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and the Target Fund, certificates of public officials, and such other documents and records, including, but not limited to, the Agreement, the By-laws of each fund, as amended, Written Consents of the Board of Directors (the "Board") of each fund, and have made such other inquiries of law and fact, as we have deemed appropriate as a basis for the opinions hereinafter expressed.

           In all cases we have assumed the authenticity of original documents and the conformity to authentic originals of all copies examined by us.

           As to certain matters of fact material to this opinion, we have, where such facts were not independently known to us, relied without independent investigation upon the representations and warranties made by the each fund in certificates of the officers of each fund, and upon certificates of public officials. In the course of our representation of each fund, nothing has come to our attention which leads us to believe that any such reliance was unreasonable.

           Opinion number (iii) herein, which is qualified by our knowledge, is limited to the actual knowledge of facts on the part of the attorney in this Firm who has signed this opinion letter, who has had active involvement in negotiating the transactions contemplated by the Agreement or in preparing this opinion letter, or who has substantial responsibility for this Firm's representation of each fund, and, with respect to any portions herein so qualified, we have made no independent investigation or review for purposes of this opinion letter.

           The opinions expressed herein are limited to matters governed by the laws of the State of New York and the federal securities laws of the Unites States and the rules and regulations promulgated thereunder.

           Based upon and subject to the foregoing, we are of the opinion that:

                     (i) the Acquiring Fund and the Target Fund are each a duly registered, closed-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

                     (ii) the Acquiring Fund Shares to be issued to the Target Fund and then distributed to the Target Fund shareholders pursuant to the Agreement are duly registered under the Securities Act of 1933, as amended, on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding, fully paid and non-assessable;

                     (iii) to our knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; and





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                     (iv) we have participated in conferences with officers and other representatives of the Target Fund and the Acquiring Fund and the independent public accountants for each such Fund at which the contents of the proxy statement of the Target Fund and the prospectus and statement of additional information of the Acquiring Fund and related matters were discussed and, although this Firm does not pass upon nor assume any responsibility for the accuracy, completeness or fairness of the statements contained in the proxy statement, the prospectus or the statement of additional information of the Acquiring Fund, no facts came to our attention that would lead us to believe that either the proxy statement, at the time such proxy statement became effective and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the prospectus and the statement of additional information of the Acquiring Fund, as of its date and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           This opinion is rendered solely for the benefit of the Acquiring Fund and Target Fund in connection with the reorganization and liquidation of the Target Fund and may not be relied upon by any other person or for any other purpose without our prior written consent, and we hereby consent to the filing of this opinion with the Securities and Exchange Commission in connection with the registration of the Acquiring Fund's shares.

                                                  Very truly yours,


                                                  SPITZER & FELDMAN P.C.
























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